FIST2 P-3 11/09

SUPPLEMENT DATED NOVEMBER 25, 2009

TO THE PROSPECTUS
DATED MARCH 1, 2009
OF
FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund

The Prospectus is amended as follows:

I. The paragraph on page 7 of the section, "Main Risks - Current Credit Market Conditions" beginning with "The Fund participates in the U.S. Department of the Treasury's…" is deleted.

Please keep this supplement for future reference.